UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22426

Name of Fund:  BlackRock Taxable Municipal Bond Trust (BBN)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Taxable Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2017

Date of reporting period: 01/31/2017

Item 1 – Report to Stockholders

JANUARY 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Taxable Municipal Bond Trust (BBN)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12 months ended January 31, 2017 was an exceptionally strong period for risk assets (such as stocks and high yield bonds), while higher-quality assets generated muted returns after struggling in the latter part of 2016. As the period began, worries about slowing growth in China and the instability of oil prices had global equity prices sliding. However, the broad market momentum shifted in the second half of 2016 as reflationary expectations in the United States helped drive a pick-up in global growth.

Markets were remarkably resilient during the period. Big surprises such as the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election brought spikes in equity market volatility, but they were ultimately short-lived. Instead, investors used the sell-offs to seize upon buying opportunities, allowing markets to quickly rebound. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations for an extra boost to U.S. growth via fiscal policy.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors including an aging population, low productivity growth and excess savings. A tempered economic growth trend and high valuations across most assets have set the stage for muted investment returns going forward.

Equity markets still have room to move, although the disparity between winners and losers is widening, making stock selection increasingly important. Fixed income investors are also facing challenges as bond markets recalibrate to accommodate rising rates and higher inflation expectations. And in a world where political risk and policy uncertainty abound, there is no lack of potential catalysts for higher volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.96%	20.04%
U.S. small cap equities (Russell 2000® Index)	12.43	33.53
International equities (MSCI Europe, Australasia, Far East Index)	3.49	12.03
Emerging market equities (MSCI Emerging Markets Index)	4.92	25.41
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.20	0.37
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.87)	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.95)	1.45
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.94)	0.24
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.09	20.77
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	3

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s Common Shares than if the Trust was not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets).

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust may use combined economic leverage of up to 100% of its net assets (50% of its Managed Assets). The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Trust Summary as of January 31, 2017

Trust Overview

BlackRock Taxable Municipal Bond Trust’s (BBN) (the “Trust”) investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a portfolio of taxable municipal securities, including Build America Bonds (“BABs”), issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings.

The Trust originally sought to achieve its investment objectives by investing primarily in a portfolio of BABs, which are taxable municipal securities issued pursuant to the American Recovery and Reinvestment Act of 2009. Given the uncertainty around the BABs program at the time of the Trust’s launch in 2010, the Trust’s initial public offering prospectus included a Contingent Review Provision. For any 24-month period, if there were no new issuances of BABs or other analogous taxable municipal securities, the Board of Trustees (the “Board”) would undertake an evaluation of potential actions with respect to the Trust. Under the Contingent Review Provision, such potential action may include changes to the Trust’s non-fundamental investment policies to broaden its primary investment focus to include taxable municipal securities generally. The BABs program expired on December 31, 2010 and was not renewed. Accordingly, there have been no new issuances of BABs since that date.

Pursuant to the Contingent Review Provision, on June 12, 2015, the Board approved a proposal to amend the Trust’s investment policy from “Under normal market conditions, the Trust invests at least 80% of its managed assets in BABs” to “Under normal market conditions, the Trust invests at least 80% of its managed assets in taxable municipal securities, which include BABs”, and to change the name of the Trust from “BlackRock Build America Bond Trust” to “BlackRock Taxable Municipal Bond Trust.” These changes became effective on August 25, 2015.

The Trust continues to maintain its other investment policies, including its ability to invest up to 20% of its managed assets in securities other than taxable municipal securities. Such other securities may include tax-exempt securities, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities and corporate bonds issued by issuers that have, in the Manager’s view, typically been associated with or sold in the municipal market. Bonds issued by private universities and hospitals or bonds sold to finance military housing developments are examples of such securities. The Trust also continues to invest at least 80% of its managed assets in securities that at the time of purchase are investment grade quality.

As used herein, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes).

As of January 31, 2017, 80% of the Trust’s portfolio are BABs. Like other taxable municipal securities, interest received on BABs is subject to U.S. tax and may be subject to state income tax. Issuers of direct pay BABs, however, are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the BABs. This allowed such issuers to issue bonds that pay interest rates that were expected to be competitive with the rates typically paid by private bond issuers in the taxable fixed income market. While the U.S. Treasury subsidizes the interest paid on BABs, it does not guarantee the principal or interest payments on BABs, and there is no guarantee that the U.S. Treasury will not reduce or eliminate the subsidy for BABs in the future. As of the date of this report, the subsidy that issuers of direct pay BABs receive from the U.S. Treasury has been reduced from original level as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. Such early redemptions at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities, which could reduce the Trust’s income and distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	5

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BBN
Initial Offering Date	August 27, 2010
Current Distribution Rate on Closing Market Price as of January 31, 2017 ($22.06)[1]	7.17%
Current Monthly Distribution per Common Share[2]	$0.1318
Current Annualized Distribution per Common Share[2]	$1.5816
Economic Leverage as of January 31, 2017[3]	36%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to reverse repurchase agreements, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 4.

Taxable Municipal Bond Overview

Taxable municipal bonds typically trade at a spread (or extra yield) relative to U.S. Treasury bonds with similar maturities. Yields on Treasury bonds rose sharply (as prices fell) during the reporting period, which corresponded with a general decrease in the prices of taxable municipal bonds. Given this negative backdrop, the Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index returned (6.84)% for the six-month period ended January 31, 2017.

Spreads on taxable municipals (including BABs) generally tightened on the strength of improving investor risk appetites and consistent demand, which helped limit the extent of the losses. However, certain bonds in the taxable municipal sector experienced more meaningful changes in their individual yield spreads. For instance, spreads on certain healthcare-related securities failed to enjoy the same tightening as other non-healthcare-related bonds due to expectations that the Republican-led government will repeal the Affordable Care Act. The overall taxable municipal market was also somewhat impacted by a pending change in the size of deals that will be considered “index-eligible.” Index eligibility can influence the liquidity and yield spreads of individual securities. Given that the size necessary for a deal to be index-eligible is slated to rise from $250 million to $300 million, many existing securities will fall out of the index. Already, this expected change has contributed to increased overall flows in the taxable municipal market.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes. You cannot invest directly in an index.

Performance

Returns for the six months ended January 31, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BBN[1,2]	(6.50)%	(5.81)%
Lipper General Bond Funds[3]	5.41%	6.19%
Bloomberg Barclays Taxable Municipal: U.S. Aggregate Eligible Index[4]	N/A	(6.84)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

[4]	An unleveraged index.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

•	The Trust’s duration positioning detracted from results on an absolute basis given that the yields on taxable municipal bonds rose aggressively. (Duration is a measure of interest-rate sensitivity.)

•

Portfolio income, which was enhanced by the Trust’s use of leverage, made a positive contribution during a period of falling prices. However, leverage also served to accentuate the price declines associated with rising yields.

•

The Trust also experienced a positive contribution from the use of U.S. Treasury futures as a means to manage risk against rising interest rates. The yield spreads of taxable municipal bonds generally tightened during the period, which further contributed to performance. Spread tightening was more pronounced after the U.S. presidential election, as investors generally perceived the event as being favorable for risk assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Market Price and Net Asset Value Per Share Summary

	1/31/17	7/31/16	Change	High	Low
Market Price	$22.06	$24.43	(9.70)%	$25.56	$19.50
Net Asset Value	$22.76	$25.02	(9.03)%	$25.02	$22.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/17	7/31/16
Utilities	28%	27%
Transportation	22	22
County/City/Special District/School District	20	21
State	12	11
Education	11	11
Tobacco	4	4
Health Care Providers & Services	1	1
Housing	1	1
Corporate	1	1
Commercial Services & Supplies	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2017	2%
2018	—
2019	4
2020	26
2021	1

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/17	7/31/16
AAA/Aaa	6%	4%
AA/Aa	50	54
A	33	29
BBB/Baa	6	7
BB/Ba	1	2
B	3	4
N/R	1	—	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1%.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	7

Schedule of Investments January 31, 2017 (Unaudited)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Financial Services — 0.2%
Western Group Housing LP, 6.75%, 3/15/57 (a)	$2,500	$3,089,200
Education — 1.1%
Massachusetts Institute of Technology, 3.89%, 7/01/16	4,878	4,190,085
Wesleyan University, 4.78%, 7/01/16	11,000	10,466,269

		14,656,354
Health Care Providers & Services — 1.5%
New York and Presbyterian Hospital, 3.56%, 8/01/36	2,500	2,382,418
Ochsner Clinic Foundation, 5.90%, 5/15/45	5,000	5,831,585
RWJ Barnabas Health, Inc., 3.95%, 7/01/46	11,657	10,616,799

		18,830,802
Total Corporate Bonds — 2.8%		36,576,356

Municipal Bonds
Arizona — 2.2%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 1/01/41 (b)	25,000	28,762,250
California — 34.3%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series S-1, 6.92%, 4/01/40	13,700	18,591,174
Series S-1, 7.04%, 4/01/50	9,170	12,986,004
Series S-3, 6.91%, 10/01/50	14,000	19,707,100
City of San Francisco California, Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series E, 6.00%, 11/01/40 (b)	21,255	26,135,148
City of San Jose California, Refunding ARB, Series B (AGM), 6.60%, 3/01/41 (b)	10,000	11,256,400
County of Alameda California Joint Powers Authority, RB, Build America Bonds, Recovery Zone, Series A, 7.05%, 12/01/44 (b)	11,000	15,200,460
County of Orange California Local Transportation Authority, Refunding RB, Build America Bonds, Series A, 6.91%, 2/15/41	5,000	6,802,150
County of Sonoma California, Refunding RB, Pension Obligation, Series A, 6.00%, 12/01/29	14,345	16,769,305
Los Angeles Community College District California, GO, Build America Bonds, 6.60%, 8/01/42 (b)	10,000	14,117,900
Los Angeles Department of Water & Power, RB, Build America Bonds (b):
6.17%, 7/01/40	37,500	41,766,000
7.00%, 7/01/41	17,225	19,352,287
Metropolitan Water District of Southern California, RB, Build America Bonds, Series A, 6.95%, 7/01/40 (b)	12,000	13,813,440
Palomar Community College District, GO, Build America Bonds, Series B-1, 7.19%, 8/01/45	7,500	8,644,050

Municipal Bonds	Par (000)	Value
California (continued)
Rancho Water District Financing Authority, RB, Build America Bonds, Series A, 6.34%, 8/01/40 (b)	$20,000	$22,492,200
Riverside Community College District Foundation, GO, Build America Bonds, Series D-1, 7.02%, 8/01/40 (b)	11,000	12,692,680
San Diego County Regional Airport Authority, ARB, Series B, 5.59%, 7/01/43	4,000	4,414,360
San Diego County Regional Airport Authority, Refunding ARB, Build America Bonds, Sub-Series C, 6.63%, 7/01/40	32,100	36,317,298
State of California, GO, Build America Bonds:
7.30%, 10/01/39 (b)	5,445	7,647,666
Various Purposes, 7.55%, 4/01/39 (b)	9,035	13,304,670
Various Purposes, 7.63%, 3/01/40 (b)	8,950	13,074,787
Various Purposes, 7.60%, 11/01/40	15,000	22,437,450
State of California Public Works Board, RB, Build America Bonds, Series G-2, 8.36%, 10/01/34	18,145	26,182,146
University of California, RB, Build America Bonds (b):
5.95%, 5/15/45	24,000	29,881,200
6.30%, 5/15/50	27,010	31,820,211

		445,406,086
Colorado — 3.4%
City & County of Denver Colorado School District No. 1, COP, Refunding, Denver Colorado Public Schools, Series B, 7.02%, 12/15/37 (b)	6,000	8,047,620
Regional Transportation District, COP, Build America Bonds, Series B, 7.67%, 6/01/40 (b)	23,000	30,150,700
State of Colorado, COP, Build America Bonds, Building Excellent Schools, Series E, 7.02%, 3/15/31	5,000	5,745,750

		43,944,070
Connecticut — 1.1%
Town of Stratford Connecticut, GO, Pension Funding, 6.00%, 8/15/38	12,000	14,541,480
District of Columbia — 3.4%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Build America Bonds:
Series D, 8.00%, 10/01/47	10,750	14,322,117
Dulles Toll Road Revenue, 7.46%, 10/01/46	9,235	13,052,934
Washington Convention & Sports Authority, Refunding RB, Series C, 7.00%, 10/01/40	15,000	16,956,450

		44,331,501
Florida — 5.3%
City of Sunrise Florida Utility System, Refunding RB, Build America Bonds, Series B, 5.91%, 10/01/35 (b)	23,000	25,460,540
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, 2.60%, 10/01/25	9,670	9,080,517

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	HFA	Housing Finance Agency	NPFGC	National Public Finance Guarantee Corp.
COP	Certificates of Participation	ISD	Independent School District	RB	Revenue Bonds
EDA	Economic Development Authority	LRB	Lease Revenue Bonds

See Notes to Financial Statements.

8	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series B, 5.07%, 4/01/50	$12,250	$13,162,258
County of Pasco Florida Water & Sewer, RB, Build America Bonds, Series B, 6.76%, 10/01/39	1,500	1,676,145
Sumter Landing Community Development District, RB, Taxable Senior Recreational, Series 2016, 4.17%, 10/01/47	2,575	2,497,930
Town of Davie Florida Water & Sewer, RB, Build America Bonds, Series B (AGM), 6.85%, 10/01/40	2,500	2,839,075
Village Center Community Development District, Refunding RB, 5.02%, 11/01/36 (a)	13,500	14,055,120

		68,771,585
Georgia — 5.3%
Municipal Electric Authority of Georgia Plant Vogtle Units 3 & 4, Refunding RB, Build America Bonds, Series A:
6.64%, 4/01/57	26,084	32,288,862
6.66%, 4/01/57	20,665	25,278,874
7.06%, 4/01/57	10,000	11,437,400

		69,005,136
Hawaii — 2.6%
University of Hawaii, RB, Build America Bonds, Series B-1, 6.03%, 10/01/40 (b)	30,500	33,767,160
Illinois — 17.8%
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	16,015	18,976,334
Pension Funding, Series A, 6.90%, 12/01/40 (b)	4,075	5,117,833
Pension Funding, Series B, 6.90%, 12/01/40	4,900	6,153,959
City of Chicago Illinois, GO:
Build America Bonds, Series B, 7.52%, 1/01/40	10,000	9,944,500
Taxable Project, Recovery Zone, Series D, 6.26%, 1/01/40	13,900	12,111,209
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B:
6.85%, 1/01/38 (b)	30,110	33,703,930
6.40%, 1/01/40	1,500	1,967,115
City of Chicago Illinois Wastewater Transmission, RB, Build America Bonds, Series B, 6.90%, 1/01/40 (b)	36,000	44,428,680
City of Chicago Illinois Waterworks Transmission, RB, Build America Bonds, 2nd Lien, Series B, 6.74%, 11/01/40	15,250	19,342,795
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	5,000	5,613,200
Illinois Municipal Electric Agency, RB, Build America Bonds, Series A, 7.29%, 2/01/35	15,000	18,766,350
Northern Illinois Municipal Power Agency, RB, Build America Bonds, Prairie State Project, Series A, 7.82%, 1/01/40	5,000	6,365,350
State of Illinois, GO, Build America Bonds:
6.63%, 2/01/35	4,000	4,076,240
6.73%, 4/01/35	6,320	6,437,552
Pension, 7.35%, 7/01/35	35,855	38,077,651

		231,082,698

Municipal Bonds	Par (000)	Value
Indiana — 1.7%
Indiana Finance Authority, RB, Build America Bonds, Series B, 6.60%, 2/01/39	$7,900	$10,394,030
Indiana Municipal Power Agency, RB, Build America Bonds, Direct Payment, Series A, 5.59%, 1/01/42 (b)	10,000	11,740,800

		22,134,830
Kentucky — 0.8%
City of Wickliffe Kentucky, RB, MeadWestvaco Corp., 7.67%, 1/15/27 (a)	9,400	10,577,585
Maryland — 0.0%
Maryland Community Development Administration, RB, Residential Housing, Series I, 6.50%, 3/01/43	505	506,475
Massachusetts — 1.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Build America Bonds, Recovery Zone, Series B, 5.73%, 6/01/40	5,000	6,350,850
Massachusetts Development Finance Agency, RB, Emmanuel College Issue, Series B, 3.98%, 10/01/30	9,070	8,701,849
Massachusetts HFA, Refunding RB, Series D, 7.02%, 12/01/42 (b)	3,645	3,913,017

		18,965,716
Michigan — 1.7%
Michigan State University, RB, Build America Bonds, General, Series A, 6.17%, 2/15/50	5,500	6,560,180
Michigan Tobacco Settlement Finance Authority, RB, Series A, 7.31%, 6/01/34	16,830	15,960,730

		22,520,910
Minnesota — 1.2%
Southern Minnesota Municipal Power Agency, Refunding RB, Build America Bonds, Series A, 5.93%, 1/01/43	8,000	9,402,320
Western Minnesota Municipal Power Agency, RB, Build America Bonds, Series C, 6.77%, 1/01/46	5,000	6,513,250

		15,915,570
Mississippi — 0.5%
Mississippi Development Bank, RB, Build America Bonds, Garvee, Series B, 6.41%, 1/01/40	5,000	6,134,900
Missouri — 1.8%
Missouri Joint Municipal Electric Utility Commission, RB, Build America Bonds, Plum Point Project, Series A, 7.73%, 1/01/39	11,000	14,484,470
University of Missouri, RB, Build America Bonds, Curators of the University, Series A, 5.79%, 11/01/41 (b)	7,000	9,115,960

		23,600,430
Nevada — 1.3%
City of North Las Vegas Nevada, GO, Build America Bonds, 6.57%, 6/01/40	2,500	2,498,525
County of Clark Nevada Department of Aviation, ARB, Build America Bonds:
Series B, 6.88%, 7/01/42	10,000	11,164,100
Series C, 6.82%, 7/01/45	2,000	2,812,620

		16,475,245

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	9

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
New Jersey — 13.4%
County of Camden New Jersey Improvement Authority, LRB, Build America Bonds, Cooper Medical School of Rowan University Project, Series A, 7.75%, 7/01/34	$5,000	$5,635,050
New Jersey EDA, RB:
Build America Bonds, Series CC-1, 6.43%, 12/15/35	12,000	12,808,560
Series A (NPFGC), 7.43%, 2/15/29 (b)	20,974	24,707,582
New Jersey State Housing & Mortgage Finance Agency, RB, M/F Housing, Series C (AGM), 6.65%, 11/01/44	14,360	15,010,795
New Jersey State Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 1/01/41 (b)	34,000	47,527,240
Series F, 7.41%, 1/01/40	6,790	9,848,080
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.88%, 12/15/39	8,500	8,988,070
Series C, 5.75%, 12/15/28	4,500	4,661,550
Series C, 6.10%, 12/15/28 (b)	42,500	44,694,700

		173,881,627
New York — 17.0%
City of New York New York, GO, Build America Bonds, Sub-Series C-1, 5.82%, 10/01/31 (b)	15,000	16,743,450
City of New York New York Municipal Water Finance Authority, RB, Build America Bonds, 2nd General Resolution, Series DD, 6.45%, 6/15/41	6,300	7,108,857
City of New York New York Municipal Water Finance Authority, Refunding RB, Build America Bonds, 2nd General Resolution:
Series AA, 5.79%, 6/15/41 (b)	25,000	27,760,000
Series CC, 6.28%, 6/15/42 (b)	20,000	22,608,600
Series EE, 6.49%, 6/15/42	2,000	2,261,680
Series GG, 6.12%, 6/15/42	2,445	2,738,913
City of New York New York Transitional Finance Authority, RB, Build America Bonds, Future Tax Secured:
Sub-Series B-1, 5.57%, 11/01/38 (b)	19,000	23,113,880
Sub-Series C-2, 6.27%, 8/01/39	14,795	16,269,914
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Series A1, 6.83%, 6/01/21	9,231	9,049,178
Metropolitan Transportation Authority, RB, Build America Bonds:
Series A, 6.67%, 11/15/39	2,220	2,944,541
Series C, 7.34%, 11/15/39	13,245	19,355,581
Series C-1, 6.69%, 11/15/40	13,000	17,256,070
Port Authority of New York & New Jersey, ARB:
Consolidated, 160th Series, 5.65%, 11/01/40	2,750	3,352,305
Series 1927d Series, 4.81%, 10/15/65	14,825	16,052,213
Port Authority of New York & New Jersey, Refunding ARB, Consolidated,174th Series, 4.46%, 10/01/62	6,140	6,278,089
State of New York Dormitory Authority, RB, Build America Bonds, General Purpose, Series H, 5.39%, 3/15/40 (b)	15,000	18,154,800
State of New York Dormitory Authority, Refunding RB, Touro College & University, Series B, 5.75%, 1/01/29	10,300	10,151,165

		221,199,236

Municipal Bonds	Par (000)	Value
Ohio — 6.3%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B, 7.83%, 2/15/41	$10,000	$14,182,600
County of Franklin Ohio Convention Facilities Authority, RB, Build America Bonds, 6.64%, 12/01/42 (b)	30,575	37,731,996
County of Hamilton Ohio Sewer System Revenue, RB, Build America Bonds, Series B, 6.50%, 12/01/34	7,000	7,842,660
Mariemont City School District, GO, Refunding, Build America Bonds, Series B, 6.55%, 12/01/47 (b)	10,055	11,165,173
Ohio University, RB, General Receipts, Athens, 5.59%, 12/01/14	10,100	10,569,246

		81,491,675
Oklahoma — 0.3%
Oklahoma Municipal Power Authority, RB, Build America Bonds, 6.44%, 1/01/45	3,500	4,299,435
Pennsylvania — 2.9%
Commonwealth Financing Authority, RB, Series A, 4.14%, 6/01/38	10,855	10,508,183
Pennsylvania Economic Development Financing Authority, RB, Build America Bonds, Series B, 6.53%, 6/15/39	23,050	27,236,571

		37,744,754
South Carolina — 1.1%
South Carolina State Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 1/01/50	11,290	14,856,963
Tennessee — 3.6%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, RB, Build America Bonds, Series A2, 7.43%, 7/01/43	35,105	46,409,512
Texas — 10.2%
City of Austin Texas, RB, Travis, Williams and Hays Counties, Rental Car Specialty Facilities, 5.75%, 11/15/42	10,000	10,901,100
City of San Antonio Texas Customer Facility Charge Revenue, RB, 5.87%, 7/01/45	7,500	7,663,500
City of San Antonio Texas Public Service Board, RB, Build America Bonds, Electric & Gas Revenue, Series A, 6.17%, 2/01/41	19,000	20,752,560
City of San Antonio Texas Public Service Board, Refunding RB, Build America Bonds, Electric & Gas Revenue, Series B, 6.31%, 2/01/37 (b)	35,000	39,045,300
County of Bexar Texas Hospital District, GO, Build America Bonds, 5.41%, 2/15/40 (b)	18,000	19,324,440
Cypress-Fairbanks ISD, GO, Build America Bonds, Schoolhouse, Series B, 6.63%, 2/15/38	14,000	15,258,880
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48	2,500	2,926,325
Katy Texas ISD, GO, Build America Bonds, School Building, Series D, 6.35%, 2/15/41 (b)	5,000	5,581,500
North Texas Municipal Water District, RB, Build America Bonds, Series A, 6.01%, 9/01/40	10,000	11,029,400

		132,483,005

See Notes to Financial Statements.

10	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Schedule of Investments (continued)

Municipal Bonds	Par (000)	Value
Utah — 3.5%
County of Utah Utah, RB, Build America Bonds, County Excise Tax Revenue, Recovery Zone, Series C, 7.13%, 12/01/39	$11,800	$13,258,952
Utah Transit Authority, RB, Build America Bonds, Subordinated, 5.71%, 6/15/40	26,405	31,846,806

		45,105,758
Virginia — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A-1, 6.71%, 6/01/46	30,165	23,154,352
Washington — 2.0%
Port of Seattle Washington, RB, Series B1, 7.00%, 5/01/36	5,000	5,506,400
Washington State Convention Center Public Facilities District, RB, Build America Bonds, Series B, 6.79%, 7/01/40	16,100	20,344,121

		25,850,521
West Virginia — 2.2%
West Virginia Tobacco Settlement Finance Authority, RB, Series A, 7.47%, 6/01/47	33,460	29,314,975

Municipal Bonds	Par (000)	Value
Wisconsin — 0.3%
State of Wisconsin, Refunding RB, Series B, 3.29%, 5/01/37	$4,975	$4,512,076
Total Municipal Bonds — 150.5%		1,956,747,516
Total Long-Term Investments (Cost — $1,747,354,900) — 153.3%		1,993,323,872

Short-Term Securities — 0.9%	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.40% (c)(d)	11,308,543	11,308,543
Total Short-Term Securities (Cost — $11,308,543) — 0.9%		11,308,543
Total Investments (Cost — $1,758,663,443) — 154.2%		2,004,632,415
Liabilities in Excess of Other Assets — (54.2)%		(704,622,711)

Net Assets — 100.0%		$1,300,009,704

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(c)	During the six months ended January 31, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2016	Net Activity	Shares Held at January 31, 2017	Value at January 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	11,308,543	11,308,543	$11,308,543	$17,965	—	—
BlackRock Liquidity Funds, TempFund, Institutional Class	10,067,354	(10,067,354)	—	—	3,304	$130	—
Total				$11,308,543	$21,269	$130	—

[1] Includes net capital gain distributions.

(d)	Current yield as of period end.

•

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[2]
RBC Capital Markets LLC	0.85%	5/31/16	Open	$11,250,000	$11,315,344	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	0.85%	11/2/16	Open	10,100,000	10,121,701	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	0.85%	12/6/16	Open	7,267,986	7,277,767	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	28,710,788	28,746,397	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	13,425,000	13,441,651	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	14,190,000	14,207,600	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	8,583,750	8,594,396	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	5,156,250	5,162,645	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	20,675,000	20,700,643	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	9,950,000	9,962,341	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	0.95%	12/15/16	Open	23,488,750	23,517,883	Municipal Bonds	Open/Demand

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	11

Schedule of Investments (continued)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[2]
Barclays Capital, Inc.	0.95%	12/15/16	Open	$16,231,250	$16,251,381	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.00%	12/15/16	Open	27,937,500	27,973,974	Municipal Bonds	Open/Demand
Barclays Capital, Inc.	1.05%	12/15/16	Open	9,765,919	9,779,306	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	24,797,500	24,830,839	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	27,485,000	27,521,952	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	21,135,600	21,164,016	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	30,139,700	30,180,221	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	21,196,400	21,224,897	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	10,503,000	10,517,121	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.10%	12/16/16	Open	20,694,000	20,721,822	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	26,460,000	26,499,506	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	35,612,500	35,665,671	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	23,274,225	23,308,975	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	12,720,000	12,738,992	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	12,084,313	12,102,355	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	38,343,750	38,400,999	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	11,632,500	11,649,868	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	15,150,000	15,172,620	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	11,948,250	11,966,089	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	7,050,000	7,060,526	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/19/16	Open	12,480,000	12,498,633	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	12/20/16	Open	35,810,000	35,853,867	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	12/20/16	Open	29,316,000	29,351,912	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	12/20/16	Open	15,090,000	15,108,485	Municipal Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.05%	12/20/16	Open	4,558,000	4,563,584	Municipal Bonds	Open/Demand
Mitsubishi UFJ Securities (USA), Inc.	1.15%	12/20/16	Open	45,131,600	45,192,152	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	12/21/16	Open	28,340,000	28,380,345	Municipal Bonds	Open/Demand
RBC Capital Markets LLC	1.25%	1/13/17	Open	3,641,354	3,643,757	Municipal Bonds	Open/Demand
Total				$731,325,885	$732,372,233

[1] The amount to be repurchased assumes the maturity will be the day after the period end.
[2] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(675)	5-Year U.S. Treasury Note	March 2017	$79,560,352	$(61,925)
(854)	10-Year U.S. Treasury Note	March 2017	$106,296,312	(61,969)
(917)	Long U.S. Treasury Bond	March 2017	$138,323,719	169,109
(432)	Ultra U.S. Treasury Bond	March 2017	$69,417,000	85,810
Total				$131,025

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$254,919	—	$254,919

Liabilities — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]		—	—	—	—	$123,894	—	$123,894

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

12	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Schedule of Investments (concluded)

For the six months ended January 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$9,733,618	—	$9,733,618

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$22,044,326	—	$22,044,326

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$368,979,723

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,993,323,872	—	$1,993,323,872
Short-Term Securities	$11,308,543	—	—	11,308,543

Total	$11,308,543	$1,993,323,872	—	$2,004,632,415

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$254,919	—	—	$254,919
Liabilities:
Interest rate contracts	(123,894)	—	—	(123,894)

Total	$131,025	—	—	$131,025

[1] See above Schedule of Investments for values in each state or political sub-division.
[2] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $732,372,233 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended January 31, 2017, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	13

Statement of Assets and Liabilities

January 31, 2017 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,747,354,900)	$1,993,323,872
Investments at value — affiliated (cost — $11,308,543)	11,308,543
Cash pledged for futures contracts	8,266,950
Receivables:
Interest — unaffiliated	25,169,839
Investments sold	100,000
Dividends — affiliated	3,566
Prepaid expenses	39,368

Total assets	2,038,212,138

Liabilities
Bank overdraft	289,000
Cash received as collateral — reverse repurchase agreements	2,650,443
Reverse repurchase agreements	732,372,233
Payables:
Variation margin on futures contracts	1,201,572
Investment advisory fees	957,762
Officer’s and Trustees’ fees	371,809
Other accrued expenses	359,615

Total liabilities	738,202,434

Net Assets	$1,300,009,704

Net Assets Consist of
Paid-in capital	$1,089,019,522
Undistributed net investment income	7,111,141
Accumulated net realized loss	(42,220,956)
Net unrealized appreciation (depreciation)	246,099,997

Net Assets	$1,300,009,704

Net Asset Value
Based on net assets of $1,300,009,704 and 57,114,082 shares outstanding, unlimited shares authorized, $0.001 par value	$22.76

See Notes to Financial Statements.

14	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Statement of Operations

Six Months Ended January 31, 2017 (Unaudited)

Investment Income
Interest — unaffiliated	$55,753,233
Dividends — affiliated	21,269

Total investment income	55,774,502

Expenses
Investment advisory	5,904,382
Professional	85,380
Officer and Trustees	80,966
Accounting services	73,757
Custodian	56,517
Transfer agent	49,930
Printing	14,003
Registration	13,447
Miscellaneous	32,274

Total expenses excluding interest expense	6,310,656
Interest expense	3,514,030

Total expenses	9,824,686

Less:
Fees waived by the Manager	(5,021)

Total expenses after fees waived	9,819,665

Net investment income	45,954,837

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(262,215)
Futures contracts	9,733,618
Capital gain distributions from investment companies — affiliated	130

9,471,533

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(161,283,049)
Futures contracts	22,044,326

(139,238,723)

Net realized and unrealized loss	(129,767,190)

Net Decrease in Net Assets Resulting from Operations	$(83,812,353)

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2017 (Unaudited)	Year Ended July 31, 2016

Operations
Net investment income	$45,954,837	$93,091,639
Net realized gain (loss)	9,471,533	(14,291,235)
Net change in unrealized appreciation (depreciation)	(139,238,723)	156,579,848

Net increase (decrease) in net assets resulting from operations	(83,812,353)	235,380,252

Distributions to Shareholders[1]
From net investment income	(45,165,817)	(90,315,735)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	63,596	198,881

Net Assets
Total increase (decrease) in net assets	(128,914,574)	145,263,398
Beginning of period	1,428,924,278	1,283,660,880

End of period	$1,300,009,704	$1,428,924,278

Undistributed net investment income, end of period	$7,111,141	$6,322,121

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

16	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Statement of Cash Flows

Six Months Ended January 31, 2017 (Unaudited)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(83,812,353)
Proceeds from sales of long-term investments	113,709,329
Purchases of long-term investments	(101,282,685)
Net proceeds from sales (purchases) of short-term securities	(1,241,189)
Amortization of premium and accretion of discount on investments	474,148
Net realized loss on investments	262,215
Net unrealized loss on investments	161,283,049
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(488,000)
Receivables:
Interest — unaffiliated	10,328
Dividends — affiliated	6,129
Prepaid expenses	(11,761)
Increase (Decrease) in Liabilities:
Cash received as collateral for reverse repurchase agreements	(12,257,557)
Payables:
Investment advisory fees	(55,343)
Interest expense	(1,978,610)
Officer’s and Trustees’ fees	17,404
Other accrued expenses	30,944
Variation margin on futures contracts	(1,259,294)

Net cash provided by operating activities	73,406,754

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(28,397,011)
Cash dividends paid to Common Shareholders	(45,298,743)
Increase in bank overdraft	289,000

Net cash used for financing activities	(73,406,754)

Cash
Net decrease in cash	—
Cash at beginning of period	—

Cash at end of period

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$5,492,640

Non-Cash Financing Activities
Capital shares issued in reinvestments of dividends paid to Common Shareholders	$63,596

See Notes to Financial Statements.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	17

Financial Highlights

	Six Months Ended January 31, 2017 (Unaudited)		Year Ended July 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$25.02		$22.48	$22.98	$21.29	$23.95	$20.38

Net investment income[1]	0.80		1.63	1.63	1.59	1.58	1.54
Net realized and unrealized gain (loss)	(2.27)		2.49	(0.55)	1.68	(2.66)	3.57

Net increase (decrease) from investment operations	(1.47)		4.12	1.08	3.27	(1.08)	5.11

Distributions from net investment income[2]	(0.79)		(1.58)	(1.58)	(1.58)	(1.58)	(1.54)

Net asset value, end of period	$22.76		$25.02	$22.48	$22.98	$21.29	$23.95

Market price, end of period	$22.06		$24.43	$20.36	$21.49	$19.26	$23.89

Total Return[3]
Based on net asset value	(5.81)%	[4]	19.55%	5.26%	16.85%	(4.57)%	26.22%

Based on market price	(6.50)%	[4]	28.89%	1.95%	20.79%	(13.45)%	39.37%

Ratios to Average Net Assets
Total expenses	1.44%	[5]	1.32%	1.18%	1.13%	1.10%	1.09%

Total expenses after fees waived and paid indirectly	1.44%	[5]	1.32%	1.18%	1.13%	1.10%	1.09%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.92%	[5]	0.92%	0.90%	0.88%	0.86%	0.85%

Net investment income	6.74%	[5]	7.08%	6.98%	7.39%	6.75%	6.88%

Supplemental Data
Net assets, end of period (000)	$1,300,010		$1,428,924	$1,283,661	$1,312,043	$1,215,512	$1,367,832

Borrowings outstanding, end of period (000)	$732,372		$762,748	$723,580	$615,485	$603,730	$584,223

Portfolio turnover rate	4%		10%	5%	6%	4%	7%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Interest expense related to reverse repurchase agreements for the period ended January 31, 2017, and the years ended July 31, 2016, July 31, 2015, July 31, 2014 and July 31, 2013 and interest expense and fees related to tender option bond trusts and reverse repurchase agreements for the year ended July 31, 2012.

See Notes to Financial Statements.

18	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Taxable Municipal Bond Trust, Inc. (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end Trusts referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trust’s presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several trusts, including other Trusts managed by the Manager, are prorated among those Trusts on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trust had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trust no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	19

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a

20	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Notes to Financial Statements (continued)

limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Forward Commitments and When-Issued Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Trust would still be required to pay the full repurchase price. Further, the Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Trust may receive a fee for use of the security by the counterparty, which may result in interest income to the Trust.

For the six months ended January 31, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $775,901,693 and 0.90%, respectively.

Reverse repurchase transactions are entered into by the Trust under Master Repurchase Agreements (each, an “MRA”), which permit the Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Trust. With reverse repurchase transactions, typically the Trust and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged/ Received	Non-cash Collateral Pledged/ Received	Net Amount
Barclays Capital, Inc.	$178,338,216	$(178,338,216)	—	—	—
Deutsche Bank Securities, Inc.	$84,877,848	(84,877,848)	—	—	—
MUFG Securities Americas, Inc.	$208,630,787	(208,630,787)	—	—	—
RBC Capital Markets LLC	$260,525,382	(260,525,382)	—	—	—

Total	$732,372,233	$(732,372,233)	—	—	—

[1]

Net collateral with a value of $818,325,136, including accrued interest, has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	21

Notes to Financial Statements (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Trust’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: The Trust invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.55%, of the average daily value of the Trust’s managed assets.

For the purposes of calculating this fee, “managed assets” mean the the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

Waivers: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is shown as fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of Trust’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. On December 2, 2016, the Manager entered into a Master Advisory Fee Agreement (the “Agreement”), contractually committing to this arrangement through June 30, 2017. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees.

Officers and Trustees: Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the six months ended January 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $77,229,925 and $112,696,882, respectively.

22	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of January 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of July 31, 2016, the Trust had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $73,594,838.

As of January 31, 2017, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,758,674,395

Gross unrealized appreciation	$259,675,909
Gross unrealized depreciation	(13,717,889)

Net unrealized appreciation	$245,958,020

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Trust’s ability to buy or sell bonds. As a result, the Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trust invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trust may decline in response to certain events, including those directly involving the issuers of securities owned by the Trust. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trusts portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trust reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of the Trust.

The BAB market is smaller, less diverse and less liquid than other types of municipal securities. Since the BAB program expired on December 31, 2010 and was not extended, BABs may be less actively traded, which may negatively affect the value of BABs held by the Trust.

The Trust may invest in BABs. Issuers of direct pay BABs held in the Trust’s portfolio receive a subsidy from the U.S. Treasury with respect to interest payment on bonds. There is no assurance that an issuer will comply with the requirements to receive such subsidy or that such subsidy will not be reduced or terminated altogether in the future. As of period end, the subsidy that issuers of direct payment BABs receive from the U.S. Treasury has been reduced as the result of budgetary sequestration, which has resulted, and which may continue to result, in early redemptions of BABs at par value. The early redemption of BABs at par value may result in a potential loss in value for investors of such BABs, including the Trust, who may have purchased the securities at prices above par, and may require the Trust to reinvest redemption proceeds in lower-yielding securities which could reduce the Trust’s income and distributions. Moreover, the elimination or reduction in subsidy from the federal government may adversely affect an issuer’s ability to repay or refinance BABs and the BABs’ credit ratings, which, in turn, may adversely affect the value of the BABs held by the Trust and the Trust’s NAV.

Counterparty Credit Risk: Similar to issuer credit risk, the Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	23

Notes to Financial Statements (concluded)

receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

The Trust invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of period end, the Trust invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting such sector would have a greater impact on the Trust and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Period Ended
January 31, 2017	2,552
July 31, 2016	8,181

On October 26, 2016, the Board approved an open market share repurchase program that allows the Trust to purchase up to 5% of its outstanding common shares from time to time in open market transactions through November 30, 2017, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BBN	$0.1318	$0.1318

[1]	Net investment income dividend paid on February 28, 2017 to Common Shareholders of record on February 15, 2017.

[2]	Net investment income dividend declared on March 1, 2017 payable to Common Shareholders of record on March 15, 2017.

24	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021		Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	25

Additional Information

Trust Certification

The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trust from time to time may purchase its common shares in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

26	BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK TAXABLE MUNICIPAL BOND TRUST	JANUARY 31, 2017	27

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

TAXMB-1/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Taxable Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust

Date: April 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Taxable Municipal Bond Trust
Date: April 5, 2017
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Taxable Municipal Bond Trust

Date: April 5, 2017

3